SSgA FUNDS

SUPPLEMENT DATED DECEMBER 20, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2007

SSgA INTERNATIONAL STOCK SELECTION FUND

Shareholders of the SSgA International Stock Selection Fund (the “Fund”) are hereby notified that Mr. Paul Moghtader  and Mr. Craig Scholl will no longer serve as portfolio managers of the Fund.  Accordingly, the disclosure referring to Messrs. Moghtader and Scholl on page 46 of the Combined Prospectus, and on Page 19 of the Class R Prospectus under the heading “Portfolio Management—International Stock Selection Fund,” is hereby deleted and replaced with the following:

•                 Gaurav Mallik. Gaurav is a Vice President of SSgA, a Principal of SSgA FM, and a senior member of the Active Quantitative International Investment Team.  Gaurav is responsible for research, product development and positioning across multiple strategies within the group.  Prior to assuming this role, Guarav was a member of the quantitative credit research team at State Street Global Markets, LLC.  Gaurav holds an MBA in Finance from Cornell University and a BS in Electrical Engineering from Robert Gordon’s University in Aberdeen.

The remainder of the prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE